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04-14-03A

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 14, 2003


                           SIGHT RESOURCE CORPORATION
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             (Exact name of registrant as specified in its charter)


            Delaware                     0-21068                  04-3181524
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                    Identification No.)


      6725 Miami Avenue, Cincinnati, Ohio                           45243
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    (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code (513) 527-9770
                                                          --------------

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          (Former name or former address, if changed since last report)



Item 5. Other Events and Regulation FD Disclosure

The Company is today filing with the Commission Form 12b-25/A, Amendment Number 1 (the "Form"), for the purpose of disclosing the Company's inability to file, at the present time, its Annual Report on Form 10-K for the year ended December 28, 2002. Part III of the Form contains the following statement

     The Company reported on Form 12b-25 filed with the Commission on March 28, 2003 that the Company would be unable to file its Annual Report on Form 10-K for the year ended December 28, 2002 within the prescribed time period (that is, by March 28, 2003). The Company anticipated, however, that it would be able to file the Report within 15 days after March 28.

     The Company continues to be unable to file the Report due to the fact that its financial statements for the year ended December 28, 2002 have not yet been finalized. While the accounting for the refinancing transaction




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     consummated on December 31, 2002 (as reported on the Company's Form 8-K filed with the Commission on January 10, 2003) has largely been completed, other steps in the preparation of the year-end statements have not been finalized. There will be charges for asset impairment under SFAS Nos. 142 and 144, but the amount of those charges (presently estimated to be between $2,700,000 and $3,300,000) has not yet been determined. In addition, the Company is still in the process of finalizing various accounting entries and completing other steps required for the year-end closing.

     The Company presently anticipates that its Annual Report on Form 10-K for the year ended December 28, 2002 will be filed during the week of April 28, 2003. While not anticipated, it is possible that the filing could be further delayed.


Until such time as the Company files its Annual Report on Form 10-K for the year ended December 28, 2002, Rule 144 will be unavailable to stockholders with respect to the sale of securities of the Company. Rule 144 relates to (i) the sale of restricted securities by any person, and (ii) the sale of restricted or other securities for the account of an affiliate of the Company. The Rule states that persons selling securities in compliance with the conditions of the Rule shall be deemed not to be engaged in a distribution of the securities and therefore not to be an underwriter of those securities within the meaning of
Section 2(11) of the Securities Act of 1933.

Item 12.  Results of Operation and Financial Condition

The Company submitted Form 12b-25/A, Amendment Number 1, to the Securities and Exchange Commission on April 14, 2003. Part IV of that Form contains the following statement regarding (i) the estimated results of the Company's operations for the year ended December 28, 2002, and (ii) the estimated gain realized from the refinancing transaction consummated on December 31, 2002:

     The Company currently estimates that it will report, for the full year ended December 28, 2002, a net loss attributable to common shareholders in the range of $6,700,000 to $7,500,000, inclusive of the asset impairment charges estimated in the range of $2,700,000 to $3,300,000. By way of comparison, the Company sustained a net loss attributable to common shareholders of $6,237,000 during the year ended December 29, 2001. The Company remains in compliance with its debt agreements.

     As described in the Company's Report on Form 8-K filed with the Commission on January 10, 2003, the Company completed a refinancing transaction on December 31, 2002 (three days after the end of the Company's fiscal year). As reported on the Form 8-K, the refinancing transaction resulted in gain to the Company from extinguishment of debt. The estimated gain in the amount of approximately $2,300,000 after deduction of applicable expenses will be recognized during the Company's first fiscal quarter of 2003.



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

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                                        SIGHT RESOURCE CORPORATION


Date: April 14, 2003                    By: /s/ Duane D. Kimble, Jr.
                                            --------------------------------
                                                Duane D. Kimble, Jr.
                                                  Vice President and
                                               Chief Financial Officer


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